UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  June 30, 2020

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website, www.prospectorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (877) 734-7862.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call (877) 734-7862 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Semi-Annual Report

www.prospectorfunds.com	June 30, 2020

PROSPECTOR FUNDS, INC.

August 3, 2020

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

These are uncharted waters for all of us.  The COVID-19 virus pandemic is first and foremost a health crisis with associated economic and financial fallout.  The health data relative to testing is spotty and poor.  Our leaders are trying to manage a crisis without the ability to adequately measure the scope and spread of the disease.  We have no idea what the denominator is, so all estimates of infection, serious illness and mortality rates are suspect.  The Federal Reserve, under the able leadership of Jerome Powell, along with other global central banks have moved decisively with lower short-term rates and massive quantitative easing programs to cushion the liquidity crunch and soften the financial aspects of the crisis.  The U.S. Congress then moved quickly and decisively with unprecedented fiscal stimulus through the CARES Act and Paycheck Protection Program to absorb some of the near-term economic damage from the abrupt economic crash and unemployment spike.  We expect more stimulus to come as the federal government uses its balance sheet and borrowing power to keep the economy afloat.

Roughly four months have passed since much of the country went into quarantine, and, while the virus has subsided (in relative terms) in regions which were hit hardest early, in other areas of the country, we are still seeing record cases daily.  Additionally, we continue to have more questions than answers regarding the ultimate impact of COVID-19.  For example:  Will there be long-lasting behavioral changes as a result of COVID-19?  Will we ever shake hands again?  Is remote working at scale here to stay?  How long will it take for certain percentages of the population to overcome anxiety regarding eating out, attending a concert or sporting event, staying overnight in a hotel room, riding mass transit or shoe-horning onto an airplane to visit a tourist destination?  Surely e-commerce, technology, and healthcare will continue to grow.  Global supply chains of strategically important goods will re-domesticate.  How and where we work and live will experience some level of permanent change at the margin.  The scope and scale of those changes depends on the management of the pandemic from this point forward.  A shorter decisive resolution might trigger a shorter collective memory.

It would be reasonable to ask whether the stock market has already forgotten about, or at least moved on from COVID-19.  After all, despite the concerning backdrop, the S&P 500 ended June only 9% from its all-time high.  This incongruity is most likely the result of massive global stimulus, which injected a never before seen amount of liquidity into the market.  The phrase “don’t fight the Fed” has never been more apt.  Indeed, Bank of America has estimated the global fiscal and monetary response to the pandemic-induced slowdown at $18 trillion…and we’re not done yet.  With so much excess liquidity in the system, any positive news about a potential vaccine or treatment for COVID-19, or potential for reopening the economy was met with great fanfare by the market.  This despite an increasing number of COVID-19 hotspots emerging across the country as states began to reopen, giving rise to questions regarding whether the country will have to go back into lockdown as northerners head back indoors in the fall and winter.  Bad news has been largely ignored, and good news cheered - one had the sense that a fear of missing out (FOMO) was driving investor behavior more than underlying fundamentals during the period.

Nowhere was this FOMO more apparent than in technology stocks, which, having led the market for much of the past decade, continued to outpace.  “FAANG” companies Facebook, Apple, Amazon, Netflix, and Google’s parent, Alphabet, returned 11%, 25%, 49%, 41%, and 6% year to date through June 30 respectively – adding fully 3.4% to the S&P 500’s return during the period.  Investors rationalized ever-increasing valuation multiples, viewing these companies and their tech cohorts as relative winners from a “stay at home” economy.  While many of these companies are beneficiaries from the work from home trend, increased internet use, move to the cloud, etc., many

PROSPECTOR FUNDS, INC.

of these stocks are reaching near mania valuation levels reminiscent of the “dot com” bubble of the late-90’s.  This also continues the trend of the market placing ever-increasing premiums on companies that exhibit appreciable amounts of growth.  By way of reference, as can be seen in the charts below, the disparity between growth stocks and value stocks is wider than it has been since those frothy dotcom days…

Source:  UBS

We remind investors that following the bursting of that tech stock bubble, value stocks significantly outperformed their growth brethren for the next seven years…

PROSPECTOR FUNDS, INC.

Source:  Factset

Our Stock Market Distress Playbook

During the 23-year history of Prospector Partners, we have experienced three significant equity market sell offs, including the burst of the internet bubble in 2000, the Great Financial Crisis of 2008, and now this coronavirus pandemic.  Each time, we return to a few key strategic portfolio management actions:

•
First we upgrade the quality of the balance sheets in your portfolio.  As you are aware, we are chronically “allergic” to leverage and debt in our positions.  That said, there is always room for improvement when the music stops and a market crisis erupts. Generally, this re-underwriting process leads us to hold larger balance sheets with more staying power.

•
Second, we reduce cyclicality in the portfolio at the margin.  Again, you are aware that we chronically are underweight cyclical sectors of the market such as industrials, materials, technology, and consumer discretionary.  This time is no different.  When we start to see through the severity of the economic downturn we would begin to reintroduce cyclicality into the portfolio through investments in quality balance sheets in these same areas.

•
Finally, we actively and aggressively manage our tax position.  We strive to minimize taxable gains for our customers.  A significant percentage of the assets in Prospector’s strategies is internal money.  As such, we pay close attention to maximizing after-tax returns for our clients.

PROSPECTOR FUNDS, INC.

Financial Services Outlook

Both Funds have an overweight position in financial stocks, most of which are insurance related.  Property and casualty underwriter stocks were harshly punished by the market over concerns of potentially having to pay COVID-19 related claims under business interruption clauses in their commercial property policies as well as plummeting yields on fixed income investments hurting reinvestment rates and slowing book value growth.  While there is truth to the latter concern, we feel that the first one, which is the more material, immediate concern, is unfounded.  Our property and casualty holdings generally consist of personal lines insurers who have little commercial property exposure, or main street carriers, who write small commercial policies using Insurance Service Office (ISO) standard forms which specifically exclude coverage for a pandemic.  While not unusual for politicians to propose legislation in the aftermath of a large loss to extend insurance policies to respond to events specifically excluded (e.g. Hurricane Sandy, World Trade Center, et al), the U.S. judicial system has always ultimately enforced the principles of contract law.  We feel strongly that this will remain the case.

Insurance intermediaries are another segment that we are attracted to.  These companies stand to benefit from dramatically higher future rates for insurance which are in the offing.  These capital-light businesses charge commissions and fees and bear no underwriting risk.  We expect organic growth to dip in the next couple of quarters as the headcount-related premium lines such as workers compensation contract with rising unemployment, before reaccelerating into an economic recovery as insurance rates accelerate.

In the world of (re)insurance, every major catastrophe leaves its residual impact on the industry, and COVID-19 will do the same.  The lessons learned from Hurricane Andrew, September 11th, Hurricane Katrina, and many others, yield prospective changes in insurance companies’ risk appetites, capital requirements, and importantly, prospective assessment for pricing adequacy.  The investment community response to these mega events typically follows the same pattern. Property-casualty stocks initially decline, as focus is placed on assessing the losses incurred by the industry and individual companies, and the remaining capital adequacy.  Once the losses can be ascertained, investor focus shifts to prospective pricing improvements and the stocks typically perform well, as future earnings improvement is discounted into current valuations.  We expect this playbook to unfold once again.

Reinsurance renewals in June and July are material (seasonally) and price increases were meaningful.  Importantly, terms and conditions were also tightened/improved.  The aforementioned uncertainty has already translated into reinsurance company behavior changes that are likely to improve prospective returns.  We are confident that investor interest in the space will improve as this period of uncertainty passes and maintain a large position in RenaissanceRe (RNR) in both Funds.  RNR is a reinsurer with a dominant franchise in natural catastrophe reinsurance, a class of contracts with significant rate improvement.

In general, the valuations assigned to property and casualty (re)insurers are attractive and pricing power is likely to persist throughout our investable timeframe.  The sector remains one of our higher conviction investment themes in these uncertain times.

Turning to banks, today, U.S. lenders are better prepared to handle this crisis than in 2008.  They have significantly higher capital levels and liquidity, plus many of the higher risk loan categories are now held by non-bank lenders, hedge funds, etc.  In other words, the capital ratios relative to risk assets are double where they were prior to the Great Financial Crisis, and the loan underwriting standards are significantly more stringent than 12 years ago.  They also hold fewer exotic instruments and engage in significantly less proprietary trading.  Their digital capabilities, built through large consistent investment in technology over the past decade, allow them to service customers seamlessly and remotely, which is currently essential.  Finally bank stocks are historically inexpensive on a price to tangible book

PROSPECTOR FUNDS, INC.

value basis and have robust dividend yields (5% or higher in many cases) that look sustainable unless the downturn becomes materially worse, or the Fed reverses their current stance and forces banks to cut dividends in an effort to accrete capital.  Regulators and legislators are using the banking infrastructure to deliver stimulus to small businesses, i.e. they are part of the solution, not the epicenter of the problem as during the Great Financial Crisis.

That said, we have reduced exposure to banks in both Funds.  There are few safe haven loan categories this time around; especially at risk are: energy, hospitality, restaurants, retail, travel, leveraged loans, etc.  Also buybacks are suspended for the time being, and Merger & Activity activity has halted as well, both of which are core elements of the book value growth thesis for owning bank stocks.  Once we can see through the depths of the recession to recovery, we are likely to add bank stock exposure to participate in the ultimate cyclical rebound of the economy.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund declined 13.07% during the six-month period ended June 30, 2020.  This compared to a 9.13% decline for the Russell Midcap and a 12.98% decline for the Russell 2000, as smaller companies fared the worst during the period.  Over 12% of your portfolio’s decline could be attributed to financial services holdings, as our bank positions declined in the midst of uncertainties surrounding loan losses.  Additionally, property-casualty insurance holdings were hit hard, largely on concerns about their potential exposure to business interruption claims stemming from business closures during the pandemic.  As referenced above, we continue to have a very favorable view of the sector’s prospects given an increasingly favorable rate environment.

In line with our distressed market playbook described above, we reduced cyclical exposure during the downturn, partially via lowering the bank weighting in your portfolio.  As the market continued to sell off, we used the opportunity to begin adding back some cyclicality through purchases of industrial companies with solid balance sheets and substantial cash flows.  One example is Curtis-Wright Corp. (CW), which was the largest purchase in the first half of 2020.

Curtiss-Wright is descended from the Wright brothers’ original company.  Today, it is a major supplier of parts and systems to the defense (43%), commercial aerospace (17%), power generation (16%), and general industrial (24%) markets.  In these dramatic times, the defense business offsets the company’s more cyclical components.  Defense will continue to grow in 2020 and provide the company with free cash flow.  The more cyclical elements should begin to improve in the second half of this year and provide exposure to long-term economic growth.  Having averaged $294 million in annual free cash flow in the five years ending in 2019, on an enterprise value of $5.1 billion, we see an attractive yield of 5.8%.  With a reasonable balance sheet of 1.4x net debt-to-EBITDA, and significant industrial diversification, we feel CW is a conservative cyclical addition.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund declined 11.33% during the six months ended June 30, 2020.  This compares to the benchmark S&P 500’s decline of 3.08% for the same period.  As referenced in the previous paragraphs, this was a market of haves and have nots.  For example, technology stocks, which now make up fully 25% of the S&P 500’s weight, were up 15% in the period, while financials and energy were down 24% and 35% respectively.  Growth stocks dominated – the S&P 500 Growth Index advanced 7.92% while the S&P 500 Value Index declined by 15.52% in the first half of 2020…a staggering 23% spread.  Your portfolio’s overweight position to financial services stocks was a detriment during the first half, as financials cost a little over 6% to performance.  As a reminder, the majority of your financial service holdings are property-casualty insurance related companies.  We feel these stocks were unjustly punished during the selloff, and, as discussed above, we have a very favorable view of the sector’s prospects.

PROSPECTOR FUNDS, INC.

Earlier in this writing, we described our practice of looking for opportunities to “upgrade” our holdings during times of market distress.  And, while we didn’t make wholesale changes during the market turmoil, we were happy to be able to initiate positions in high-quality names like consumer products company Church & Dwight (Arm & Hammer, Trojan, Orajel, etc.), semiconductor and circuit manufacturer Maxim Integrated Products, Selective Insurance, Paychex, Inc. and PNC Financial Services Group.  All of these companies are industry leaders, with solid balance sheets.  We feel we were given an opportunity to own attractive franchises at discounted prices.  Additionally, given our aforementioned favorable view of the property-casualty insurers, we took the opportunity during the selloff to add to our holdings in the sector.  In addition to adding Selective Insurance, we also initiated positions in (re)insurer Alleghany Corporation, and insurance broker Arthur J. Gallagher, as well as reinitiated our position in Hanover Insurance at prices about 30% below where we sold the position earlier in the year.

Firm Update

We would like to inform you of a positive development at Prospector.  As disclosed in a supplement to the Fund’s Prospectus and SAI filed August 3, 2020, we have formally added Steve Labbe to the portfolio management team.  Steve joined Prospector in 2012 where he holds primary research responsibilities for property & casualty insurance, insurance brokers, life insurers, asset managers, and exchanges.  Steve’s primary research impact upon our portfolios is significant.  Importantly Steve is also a full participant in the broader discussion of investment ideas outside of his focus areas.  Prior to Prospector Steve had a sixteen-year career as an insurance analyst at Langen McAlenney, an insurance focused research boutique.  Steve has a BS in Mathematics from Central Connecticut State University and is a CFA charter holder.

Outlook

The range of outcomes in the short to intermediate term is wide and hinges on the imminent outcome of the “bending the curve” effort to curtail the COVID-19 pandemic.  Economic contraction, trade and geopolitical concerns weigh heavily.  The upcoming United States presidential election is right around the corner and a shift in power could prolong market volatility.

Interest and mortgage rates continue near historically low levels, inflation is non-existent, and a recession is here.  We are carefully monitoring aggregate corporate debt levels (especially BBB- debt which is a single notch above junk status), which now sit above pre-2008 crisis levels and loom as a problem without aggressive Fed buying through the latest quantitative easing program.  Unemployment has also spiked to double digit levels and has not yet stabilized.

In our estimation, equity valuations remain at elevated levels, due to the sharp decline in expected earnings for the rest of 2020 and into 2021, and the sharp rebound in equities.  Recovery in aggregate earnings will be slow as certain industries such as hospitality, entertainment, banking, and travel will take much longer to return to pre-coronavirus levels. Treasury and high-grade corporate bond yields look unattractive after the dramatic flight to safety rally during the current health crisis.  In any case, the values inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we still believe equities are a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish	Steven R. Labbe

PROSPECTOR FUNDS, INC.

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The S&P Growth Index  measures the performance of the large-capitalization growth segment of the U.S. equity market. The Index is market capitalization weighted.

The S&P Value Index  measures the performance of the large-capitalization value segment in the U.S. equity market. The Index consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics based on: (i) book value to price ratio; (ii) earnings to price ratio; and (iii) sales to price ratio.

Price to Tangible Book is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less than the value of any intangible assets.

Book Yield is the internal rate of return based on the price at which an investment was purchased.

Book Value is the total value of a company’s assets that shareholders would theoretically receive if a company were liquidated.

P/E Ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Enterprise Value is a measure of the theoretical takeover price that an investor would have to pay in order to acquire a particular company.

EBITDA – “Earnings Before Income Taxes, Depreciation and Amortization” is calculated by adding back the non-cash expenses of depreciation and amortization to a firm’s operating income.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2020

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	-6.81%	4.02%	5.12%	6.97%	4.95%
S&P 500 Index(2)	7.51%	10.73%	10.73%	13.99%	7.95%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2020

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	-8.33%	4.07%	6.57%	10.31%	7.90%
Russell 2000 Index(2)	-6.63%	2.01%	4.29%	10.50%	6.05%
Russell Midcap Index(3)	-2.24%	5.79%	6.76%	12.35%	7.39%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example (Unaudited)
June 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 – June 30, 2020).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/20)	Value (06/30/20)	(01/01/20 to 06/30/20)
Capital Appreciation Actual(2)	$1,000.00	$ 886.70	$5.86
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.65	6.27

Opportunity Actual(2)	1,000.00	869.30	5.81
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.65	6.27

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% and 1.25% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2020 of -11.33% and -13.07% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2020(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2020(1)(3)

Capital Appreciation Fund

RenaissanceRe Holdings	3.9%
Brown & Brown	3.6%
Palo Alto Networks, 0.750%, 07/01/2023	3.2%
Abbott Laboratories	3.2%
Verint Systems, 1.500%, 06/01/2021	2.8%
Akamai Technologies, 0.125%, 05/01/2025	2.8%
Liberty Media, 2.125%, 03/31/2048	2.7%
Kaman, 3.250%, 05/01/2024	2.7%
Merck & Co.	2.5%
Nestle	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2020(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2020(1)(3)

Opportunity Fund

RenaissanceRe Holdings	2.8%
Arthur J. Gallagher & Co.	2.5%
Globe Life	2.4%
Brown & Brown	2.4%
Maxim Integrated Products	2.2%
Littelfuse	2.2%
Curtiss-Wright	2.1%
FLIR Systems	2.0%
Hanover Insurance Group	2.0%
Mercury General	1.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2020

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.6%

Banks – 2.0%
Kearny Financial	16,900	$138,242
KeyCorp	8,400	102,312
PNC Financial Services Group	2,150	226,201
		466,755

Consumer Discretionary – 2.2%
Darden Restaurants	3,200	242,464
Lowe’s Companies	1,850	249,972
		492,436

Consumer Staples – 13.4%
Campbell Soup	3,650	181,150
Church & Dwight	2,450	189,385
Coca-Cola	11,365	507,788
Colgate-Palmolive	4,920	360,439
JM Smucker	2,620	277,222
Mondelez International, Class A	7,540	385,520
Nestle	5,010	553,853
Swedish Match	2,400	168,702
Tootsie Roll Industries	6,566	225,017
Walgreens Boots Alliance	4,680	198,385
		3,047,461

Energy – 4.1%
Devon Energy	16,100	182,574
Hess	4,700	243,507
Parsley Energy	22,050	235,494
Suncor Energy	15,600	263,016
		924,591

Healthcare – 7.1%
Abbott Laboratories	8,060	736,926
AstraZeneca – ADR	5,710	302,002
Merck & Co.	7,350	568,375
		1,607,303

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2020

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.6% (Continued)

Industrials – 6.9%
Eaton	6,020	$526,630
Pentair	9,350	355,207
Raytheon Technologies	4,150	255,723
Regal Beloit	3,300	288,156
Robert Half International	2,850	150,565
		1,576,281

Information Technology – 10.0%
FARO Technologies*	5,710	306,056
FLIR Systems	10,410	422,334
Leidos Holdings	2,750	257,592
Maxim Integrated Products	3,300	200,013
Microsoft	2,200	447,722
Oracle	5,230	289,062
Paychex	3,600	272,700
Science Applications International	1,100	85,448
		2,280,927

Insurance Brokers – 5.2%
Arthur J. Gallagher & Co.	3,750	365,587
Brown & Brown	20,080	818,461
		1,184,048

Life & Health Insurance – 4.3%
Aflac	11,730	422,632
Globe Life	3,090	229,371
Voya Financial	7,200	335,880
		987,883

Materials – 2.1%
Domtar	6,791	143,358
Louisiana-Pacific	13,320	341,658
		485,016

Multi-line Insurance – 1.1%
Loews	7,000	240,030

Property & Casualty Insurance – 9.4%
Berkshire Hathaway, Class B*	3,060	546,241
First American Financial	4,475	214,889
Hanover Insurance Group	3,710	375,934

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2020

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.6% (Continued)

Property & Casualty Insurance – 9.4% (Continued)
Lancashire Holdings	32,000	$320,777
Mercury General	7,800	317,850
Selective Insurance Group	7,070	372,872
		2,148,563

Real Estate – 1.9%
Four Corners Property Trust	11,848	289,091
Howard Hughes*	2,950	153,253
		442,344

Reinsurance – 4.9%
Alleghany	468	228,918
RenaissanceRe Holdings	5,174	884,909
		1,113,827
Total Common Stocks
(Cost $14,189,576)		16,997,465

	Par

CONVERTIBLE BONDS – 19.6%

Communication Services – 2.7%
Liberty Media
2.125%, 03/31/2048 (a)	$636,300	618,286

Consumer Discretionary – 1.2%
Booking Holdings
0.900%, 09/15/2021	253,000	268,809

Healthcare – 2.4%
Ligand Pharmaceuticals
0.750%, 05/15/2023	631,000	553,409

Industrials – 4.4%
Chart Industries
1.000%, 11/15/2024 (a)	384,000	403,856
Kaman
3.250%, 05/01/2024	644,000	610,736
		1,014,592

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2020

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 19.6% (Continued)

Information Technology – 8.9%
Akamai Technologies
0.125%, 05/01/2025	$514,000	$640,085
Palo Alto Networks
0.750%, 07/01/2023	692,000	739,732
Verint Systems
1.500%, 06/01/2021	651,000	642,905
		2,022,722
Total Convertible Bonds
(Cost $4,374,829)		4,477,818

CORPORATE BOND – 1.8%

Information Technology – 1.8%
FLIR Systems
3.125%, 06/15/2021
(Cost $402,936)	400,000	406,530

	Shares

SHORT-TERM INVESTMENT – 4.0%
First American Treasury Obligations Fund, Class X, 0.084%^
(Cost $915,046)	915,046	915,046
Total Investments – 100.0%
(Cost $19,882,387)		22,796,859
Other Assets and Liabilities, Net – 0.0%		(2,562)
Total Net Assets – 100.0%		$22,794,297

*	Non-income producing security
(a)
Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of June 30, 2020, the value of this investment was $1,022,142 or 4.5% of total net assets.

^	The rate shown is the seven-day yield effective June 30, 2020.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) was developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2020

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 88.4%

Banks – 9.6%
Bank of N.T. Butterfield & Son	51,200	$1,248,768
Central Valley Community Bancorp	40,800	627,912
Citigroup	19,770	1,010,247
Comerica	46,900	1,786,890
HarborOne Bancorp*	180,344	1,540,138
Kearny Financial	132,976	1,087,744
KeyCorp	95,000	1,157,100
PCSB Financial	71,422	905,631
PNC Financial Services Group	15,960	1,679,151
QCR Holdings	47,100	1,468,578
US Bancorp	41,000	1,509,620
Waterstone Financial	147,450	2,186,684
		16,208,463

Consumer Discretionary – 5.7%
Darden Restaurants	25,700	1,947,289
eBay	55,700	2,921,465
Home Depot	12,000	3,006,120
Noodles & Company*	286,312	1,732,188
		9,607,062

Consumer Staples – 10.1%
Church & Dwight	39,400	3,045,620
Colgate-Palmolive	35,000	2,564,100
JM Smucker	28,250	2,989,132
Mondelez International, Class A	55,400	2,832,602
Nestle	14,050	1,553,219
Procter & Gamble	15,100	1,805,507
Swedish Match	16,100	1,131,710
Tootsie Roll Industries	31,782	1,089,169
		17,011,059

Diversified Financial Services – 2.6%
CBOE Global Markets	16,200	1,511,136
Federated Investors, Class B	88,000	2,085,600
Invesco	23,100	248,556
Jefferies Financial Group	29,000	450,950
		4,296,242

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2020

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 88.4% (Continued)

Energy – 3.4%
Devon Energy	86,300	$978,642
Hess	31,000	1,606,110
Parsley Energy	78,200	835,176
Schlumberger	67,300	1,237,647
Suncor Energy	66,050	1,113,603
		5,771,178

Healthcare – 5.1%
AstraZeneca – ADR	17,900	946,731
Johnson & Johnson	16,400	2,306,332
Medtronic	27,800	2,549,260
Merck & Co.	35,548	2,748,927
		8,551,250

Industrials – 10.8%
CIRCOR International*	18,900	481,572
Curtiss-Wright	39,050	3,486,384
General Dynamics	9,350	1,397,451
Landstar System	12,550	1,409,490
Moog	19,700	1,043,706
Otis Worldwide	32,350	1,839,421
Pentair	58,700	2,230,013
Regal Beloit	23,800	2,078,216
Robert Half International	45,350	2,395,841
Vectrus*	38,250	1,879,223
		18,241,317

Information Technology – 12.4%
FARO Technologies*	40,400	2,165,440
FLIR Systems	84,650	3,434,250
Leidos Holdings	23,450	2,196,561
Littelfuse	21,780	3,716,321
Maxim Integrated Products	62,350	3,779,034
Microsoft	6,600	1,343,166
Paychex	38,350	2,905,013
Xilinx	12,900	1,269,231
		20,809,016

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2020

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 88.4% (Continued)

Insurance Brokers – 5.6%
Arthur J. Gallagher & Co.	42,950	$4,187,195
Brown & Brown	97,150	3,959,834
Marsh & McLennan	12,300	1,320,651
		9,467,680

Life & Health Insurance – 6.5%
Aflac	72,200	2,601,366
Globe Life	54,750	4,064,092
Primerica	14,200	1,655,720
Voya Financial	56,250	2,624,063
		10,945,241

Materials – 2.9%
Domtar	28,700	605,857
Kinross Gold*	54,200	391,324
Newmont Goldcorp	27,550	1,700,937
PPG Industries	17,150	1,818,929
Victoria Gold*	40,586	424,327
		4,941,374

Property & Casualty Insurance – 8.6%
Hanover Insurance Group	32,500	3,293,225
Kemper	27,800	2,016,056
Lancashire Holdings	219,300	2,198,326
Mercury General	76,800	3,129,600
Safety Insurance Group	10,050	766,413
Selective Insurance Group	57,650	3,040,461
		14,444,081

Real Estate – 0.8%
Howard Hughes*	25,100	1,303,945

Reinsurance – 4.3%
Alleghany	5,315	2,599,779
RenaissanceRe Holdings	27,600	4,720,428
		7,320,207

Total Common Stocks
(Cost $135,397,735)		148,918,115

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2020

Opportunity Fund

Description	Shares	Value

SHORT-TERM INVESTMENT – 12.3%
First American Treasury Obligations Fund, Class X, 0.084%^
(Cost $20,750,683)	20,750,683	$20,750,683
Total Investments – 100.7%
(Cost $156,148,418)		169,668,798
Other Assets and Liabilities, Net – (0.7)%		(1,226,177)
Total Net Assets – 100.0%		$168,442,621

*	Non-income producing security
^	The rate shown is the seven-day yield effective June 30, 2020.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) was developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2020

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $19,882,387 and $156,148,418, respectively)	$22,796,859	$169,668,798
Receivable for dividends and interest	38,763	166,538
Receivable for capital shares sold	—	1,197,485
Prepaid expenses	20,760	43,791
Total assets	22,856,382	171,076,612

LIABILITIES:
Payable for capital shares redeemed	—	144,337
Payable for investments purchased	—	2,270,646
Payable to Adviser, net	3,553	101,912
Payable for administration fees	13,606	35,691
Payable for fund accounting fees	10,248	12,428
Payable for audit & tax fees	22,557	22,557
Payable for transfer agent fees	6,036	11,045
Accrued distribution fees	1,170	11,722
Accrued expenses and other liabilities	4,915	23,653
Total liabilities	62,085	2,633,991

NET ASSETS	$22,794,297	$168,442,621

COMPOSITION OF NET ASSETS:
Portfolio capital	$19,797,987	$154,613,587
Total distributable earnings	2,996,310	13,829,034
Total net assets	$22,794,297	$168,442,621

CAPITAL STOCK, $0.001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,367,455	8,737,178

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$16.67	$19.28

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2020

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$39,049	$39,057
Dividend income	201,203	1,367,629
Less: Foreign taxes withheld	(4,015)	(21,770)
Total investment income	236,237	1,384,916

EXPENSES:
Investment advisory fees	123,232	653,347
Administration fees	26,105	71,529
Audit & tax fees	22,560	22,560
Fund accounting fees	20,561	25,063
Registration fees	12,629	14,648
Transfer agent fees	12,161	23,782
Distribution fees	6,729	45,675
Legal fees	6,205	29,754
Directors’ fees	5,632	25,581
Custodian fees	3,301	4,949
Other expenses	3,276	11,843
Postage and printing fees	979	5,352
Total expenses	243,370	934,083
Less: Fee waivers	(89,330)	(117,399)
Total net expenses	154,040	816,684
NET INVESTMENT INCOME	82,197	568,232

REALIZED AND UNREALIZED LOSSES:
Net realized loss on investments	(398,472)	(1,700,896)
Net change in unrealized
appreciation/depreciation of investments	(3,433,881)	(17,978,988)
Net loss on investments	(3,832,353)	(19,679,884)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,750,156)	$(19,111,652)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
OPERATIONS:
Net investment income	$82,197	$204,456
Net realized gain (loss) on investments	(398,472)	2,027,696
Net change in unrealized appreciation/
depreciation of investments	(3,433,881)	3,298,601
Net increase (decrease) resulting from operations	(3,750,156)	5,530,753

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	90,388	123,779
Proceeds from reinvestment of distributions	—	1,541,077
Payments for shares redeemed	(2,917,151)	(1,297,679)
Net increase (decrease) from capital share transactions	(2,826,763)	367,177

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(1,706,127)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,576,919)	4,191,803

NET ASSETS:
Beginning of period	29,371,216	25,179,413
End of period	$22,794,297	$29,371,216

TRANSACTIONS IN SHARES:
Shares sold	4,754	6,939
Shares issued in reinvestment of distributions	—	84,489
Shares redeemed	(199,291)	(70,708)
Net increase (decrease)	(194,537)	20,720

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
OPERATIONS:
Net investment income	$568,232	$1,378,911
Net realized gain (loss) on investments	(1,700,896)	5,973,772
Net change in unrealized appreciation/
depreciation of investments	(17,978,988)	21,649,594
Net increase (decrease) resulting from operations	(19,111,652)	29,002,277

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	62,212,799	15,922,060
Proceeds from reinvestment of distributions	—	5,660,674
Payments for shares redeemed	(17,352,160)	(15,972,405)
Redemption fees	9,124	1,272
Net increase from capital share transactions	44,869,763	5,611,601

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(6,180,425)

TOTAL INCREASE IN NET ASSETS	25,758,111	28,433,453

NET ASSETS:
Beginning of period	142,684,510	114,251,057
End of period	$168,442,621	$142,684,510

TRANSACTIONS IN SHARES:
Shares sold	3,279,393	745,627
Shares issued in reinvestment of distributions	—	264,517
Shares redeemed	(974,919)	(763,386)
Net increase	2,304,474	246,758

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2020	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$18.80	$16.34	$17.63	$16.80	$14.84	$15.61

OPERATIONS:
Net investment income	0.06	0.14	0.12	0.09	0.22	0.21
Net realized and unrealized
gain (loss) on investments	(2.19)	3.47	(0.67)	1.82	1.96	(0.60)
Total from operations	(2.13)	3.61	(0.55)	1.91	2.18	(0.39)

LESS DISTRIBUTIONS:
From net investment income	—	(0.12)	(0.12)	(0.09)	(0.22)	(0.37)
From net realized gains	—	(1.03)	(0.62)	(0.99)	—	(0.01)
Total distributions	—	(1.15)	(0.74)	(1.08)	(0.22)	(0.38)

NET ASSET VALUE:
End of period	$16.67	$18.80	$16.34	$17.63	$16.80	$14.84

TOTAL RETURN(1)	(11.33)%	22.33%	(3.07)%	11.38%	14.68%	(2.52)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$22,794	$29,371	$25,179	$26,765	$25,663	$24,328
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.97%	1.95%	1.97%	2.02%	2.06%	1.88%
After expense reimbursement(2)	1.25%	1.29%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(2)	(0.06)%	0.08%	(0.00)%	(0.23)%	0.58%	0.47%
After expense reimbursement(2)	0.66%	0.74%	0.67%	0.49%	1.34%	1.05%
Portfolio turnover rate(1)	24%	25%	28%	23%	32%	35%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2020	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$22.18	$18.47	$20.85	$20.17	$17.29	$20.75

OPERATIONS:
Net investment income	0.06	0.23	0.19	0.11	0.13	0.14
Net realized and unrealized
gain (loss) on investments	(2.96)	4.49	(1.11)	1.98	3.50	0.18
Total from operations	(2.90)	4.72	(0.92)	2.09	3.63	0.32

LESS DISTRIBUTIONS:
From net investment income	—	(0.23)	(0.19)	(0.10)	(0.22)	(0.17)
From net realized gains	—	(0.78)	(1.27)	(1.31)	(0.53)	(3.61)
Total distributions	—	(1.01)	(1.46)	(1.41)	(0.75)	(3.78)

NET ASSET VALUE:
End of period	$19.28	$22.18	$18.47	$20.85	$20.17	$17.29

TOTAL RETURN(1)	(13.07)%	25.73%	(4.38)%	10.33%	21.02%	1.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$168,443	$142,685	$114,251	$116,609	$106,542	$86,128
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.43%	1.50%	1.53%	1.58%	1.59%	1.61%
After expense reimbursement(2)	1.25%	1.29%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.69%	0.85%	0.66%	0.23%	0.41%	0.28%
After expense reimbursement(2)	0.87%	1.06%	0.89%	0.51%	0.70%	0.59%
Portfolio turnover rate(1)	33%	27%	39%	26%	42%	36%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2020

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Funds’ board of directors.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2020, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$16,997,465	$—	$—	$16,997,465
Convertible Bonds	—	4,477,818	—	4,477,818
Corporate Bonds	—	406,530	—	406,530
Short-Term Investment	915,046	—	—	915,046
Total Investments	$17,912,511	$4,884,348	$—	$22,796,859

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$148,918,115	$—	$—	$148,918,115
Short-Term Investment	20,750,683	—	—	20,750,683
Total Investments	$169,668,798	$—	$—	$169,668,798

There were no level 3 investments held as of and during the period ended June 30, 2020.

Refer to each Fund’s Schedule of Investments for further sector breakout.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for six months ended June 30, 2020, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All net short-term capital gains are included in ordinary income for tax purposes.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ board of directors.  At June 30, 2020, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis.

Subsequent Events – Management of the Funds has evaluated fund related events and transactions that occurred subsequent to June 30, 2020, through the date of issuance of the Funds’ financial statements.  Effective July 31, 2020, Steven R. Labbe joined the portfolio management team as a Portfolio Manager to the Prospector Capital Appreciation Fund and Prospector Opportunity Fund. He will co-manage the Funds together with John D Gillespie, Kevin R. O’Brien, and Jason A. Kish. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

4.  INVESTMENT TRANSACTIONS, DISTRIBUTABLE EARNINGS, AND DISTRIBUTIONS PAID

During the six months ended June 30, 2020, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$5,647,728	$7,922,979
Opportunity Fund	76,572,572	39,937,314

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2019, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	(Depreciation)	Tax Cost

Capital Appreciation Fund	$6,452,809	$(210,437)	$6,242,372	$23,142,804
Opportunity Fund	33,092,790	(1,715,088)	31,377,702	110,766,081

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2019, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
	Income	Capital Gains	Losses	Appreciation	Earnings

Capital Appreciation Fund	$19,309	$488,770	$(3,985)	$6,242,372	$6,746,466
Opportunity Fund	120,695	1,445,504	(3,215)	31,377,702	32,940,686

As of December 31, 2019, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Funds did not defer any late year losses.

The tax character of distributions paid during the fiscal year ended December 31, 2019 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total

Capital Appreciation Fund	$224,121	$1,482,006	$1,706,127
Opportunity Fund	1,420,190	4,760,235	6,180,425

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2020

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its management fee and reimburse each Fund’s expenses (excluding interest, acquired fund fees and expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2020, the Adviser did not recoup any previously waived fees or reimbursed expenses.  The Fee Waiver and Expense Limitation Agreement will be in effect through at least September 30, 2021.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/20	$186,958	$302,782
12/31/21	182,097	286,686
12/31/22	185,326	278,377
12/31/23	89,330	117,399
Total	$643,711	$985,224

As of June 30, 2020, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2020, the Capital Appreciation Fund and Opportunity Fund incurred expenses of $6,729 and $45,675 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
June 30, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form Part F of Form N-PORT is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date    September 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John D. Gillespie
  John D. Gillespie, President

Date    September 9, 2020

By (Signature and Title)* /s/ Peter N. Perugini, Jr.
  Peter N. Perugini, Jr., Treasurer

Date    September 9, 2020

* Print the name and title of each signing officer under his or her signature.